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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2001


                         VLASIC FOODS INTERNATIONAL INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            NEW JERSEY                    1-13933               52-2067518
            ----------                    -------               ----------
   (State or Other Jurisdiction         (Commission           (IRS Employer
          of Incorporation)             File Number)        Identification No.)



     VLASIC PLAZA, SIX EXECUTIVE CAMPUS, CHERRY HILL, NEW JERSEY 08002-4112
     ----------------------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (856) 969-7100



                                  NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On January 29, 2001, Vlasic Foods International Inc. (the "Company") and its United States subsidiaries (collectively, the "Debtors") issued a press release (the "Press Release") announcing that they filed voluntary petitions for reorganization relief pursuant to Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The petitions do not cover the foreign based subsidiaries of the Company. The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. The Press Release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 5.  OTHER EVENTS.

         The Debtors also announced in the Press Release that the Company and its wholly owned subsidiary, VF Brands, Inc., have entered into an asset purchase agreement (the "Asset Purchase Agreement") with H.J. Heinz Company ("Heinz") providing for the sale of substantially all of the assets relating to the Debtors' pickle products and barbecue sauce and grilling sauce products businesses to Heinz. The bankruptcy process makes the sale subject to a competitive sales process whereby higher and better offers for the pickle products and barbecue sauce and grilling sauce products businesses can be considered. A copy of the Asset Purchase Agreement is attached hereto as Exhibit
2.1 and is incorporated in its entirety herein by reference.

         On January 29, 2001, the Bankruptcy Court signed an order authorizing the Debtors to use more than $20,000,000 of cash collateral as agreed to previously by their lenders. The Debtors believe that they are near completing negotiations with respect to an additional $25,000,000 stand-by debtor-in-possession financing that will also be provided by their pre-petition lenders.

         On January 29, 2001, the New York Stock Exchange halted, news pending, trading in the common stock of the Company. On January 30, 2001, the New York Stock Exchange suspended immediately trading in the common stock of the Company.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

No.               Description
---               -----------
2.1 Asset Purchase Agreement, dated as of January 25, 2001, by and among Vlasic Foods International Inc., VF Brands, Inc. and H.J. Heinz Company.

99.1   Press Release of Vlasic Foods International Inc., dated January 29, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VLASIC FOODS INTERNATIONAL INC.


                                        By:  /s/ JOSEPH ADLER
                                             ----------------------------------
                                        Name: Joseph Adler
                                        Title:  Vice President and  Controller
                                                   (Principal Financial and
                                                      Accounting Officer)


Dated: February 5, 2001


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                                  EXHIBIT INDEX


Exhibit No.     Description
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2.1             Asset Purchase Agreement, dated as of January 25, 2001, by and among Vlasic Foods International Inc., VF Brands, Inc. and
                H.J. Heinz Company.

99.1            Press Release of Vlasic Foods International Inc. dated
                January 29, 2001.





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